Amendment to Master Custody Agreement


The Bank of New York and each of the Investment Companies listed on Exhibit A, for itself and on behalf of its specified series, hereby amend the Master Custody Agreement dated as of February 16, 1996, by replacing Exhibit A with the attached.




Dated as of: October 15, 1997



                                       INVESTMENT COMPANIES


                                       By: /S/ DEBORAH R. GATZEK
                                       Deborah R. Gatzek
                                       Title: Vice President & Secretary



                                       THE BANK OF NEW YORK


                                       By: /S/ STEPHEN E. GRUNSTON
                                       Stephen E. Grunston
                                       Title: Vice President





                              THE BANK OF NEW YORK

                            MASTER CUSTODY AGREEMENT

                                    EXHIBIT A

The following is a list of the Investment  Companies and their respective Series for which the Custodian shall serve under the Master Custody  Agreement dated as of February 16, 1996.
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
----------------------------------------- ----------------------------------- --------------------------------------------------
INVESTMENT COMPANY                        ORGANIZATION                        SERIES ---(IF APPLICABLE)
----------------------------------------- ----------------------------------- --------------------------------------------------

Adjustable Rate Securities Portfolios     Delaware Business Trust             U.S. Government Adjustable Rate Mortgage Portfolio
                                                                              Adjustable Rate Securities Portfolio
Franklin Asset Allocation Fund            Delaware Business Trust

Franklin California Tax-Free Income       Maryland Corporation
Fund, Inc.

Franklin California Tax-Free Trust        Massachusetts Business Trust        Franklin California Insured Tax-Free Income Fund
                                                                              Franklin California Tax-Exempt Money Fund
                                                                              Franklin California Intermediate-Term Tax-Free
                                                                               Income Fund

Franklin Custodian Funds, Inc.            Maryland Corporation                Growth Series
                                                                              Utilities Series
                                                                              Dynatech Series
                                                                              Income Series
                                                                              U.S. Government Securities Series

Franklin Equity Fund                      California Corporation

Franklin Federal Money Fund               California Corporation

Franklin Federal Tax- Free Income Fund    California Corporation

----------------------------------------- ----------------------------------- --------------------------------------------------
INVESTMENT COMPANY                                   ORGANIZATION             SERIES ---(IF APPLICABLE)
----------------------------------------- ----------------------------------- --------------------------------------------------

Franklin Gold Fund                        California Corporation

Franklin Government Securities Trust      Massachusetts Business Trust

Franklin High Income Trust                Delaware Business Trust             AGE High Income Fund

Franklin Investors Securities Trust       Massachusetts Business Trust        Franklin Global Government Income Fund
                                                                              Franklin Short-Intermediate U.S. Gov't Securities
                                                                               Fund
                                                                              Franklin Convertible Securities Fund
                                                                              Franklin Adjustable U.S. Government Securities Fund
                                                                              Franklin Equity Income Fund
                                                                              Franklin Adjustable Rate Securities Fund

Franklin Managed Trust                    Massachusetts Business Trust        Franklin Corporate Qualified Dividend Fund
                                                                              Franklin Rising Dividends Fund
                                                                              Franklin Investment Grade Income Fund
                                                                              Franklin Institutional Rising Dividends Fund

Franklin Money Fund                       California Corporation

Franklin Municipal Securities Trust       Delaware Business Trust             Franklin Hawaii Municipal Bond Fund
                                                                              Franklin California High Yield Municipal Fund
                                                                              Franklin Washington Municipal Bond Fund
                                                                              Franklin Tennessee Municipal Bond Fund
                                                                              Franklin Arkansas Municipal Bond Fund

----------------------------------------- ----------------------------------- -------------------------------------------------
INVESTMENT COMPANY                        ORGANIZATION                        SERIES ---(IF APPLICABLE)
-------------------------------------------------------------------------------------------------------------------------------
Franklin Mutual Series Fund Inc.          Maryland Corporation                Mutual Shares Fund
                                                                              Mutual Qualified Fund
                                                                              Mutual Beacon Fund
                                                                              Mutual Financial Services Fund
                                                                              Mutual European Fund
                                                                              Mutual Discovery Fund
Franklin New York Tax-Free Income Fund    Delaware Business Trust

Franklin New York Tax-Free Trust          Massachusetts Business Trust        Franklin New York Tax-Exempt Money Fund
                                                                              Franklin New York Intermediate-Term Tax-Free
                                                                               Income Fund
                                                                              Franklin New York Insured Tax-Free Income Fund

Franklin Real Estate Securities Trust     Delaware Business Trust             Franklin Real Estate Securities Fund

Franklin Strategic Mortgage Portfolio     Delaware Business Trust

Franklin Strategic Series                 Delaware Business Trust             Franklin California Growth Fund
                                                                              Franklin Strategic Income Fund
                                                                              Franklin MidCap Growth Fund
                                                                              Franklin Global Utilities Fund
                                                                              Franklin Small Cap Growth Fund
                                                                              Franklin Global Health Care Fund
                                                                              Franklin Natural Resources Fund
                                                                              Franklin Blue Chip Fund
                                                                              Franklin Biotechnology Discovery Fund

Franklin Tax-Exempt Money Fund            California Corporation

----------------------------------------- ----------------------------------- --------------------------------------------------
INVESTMENT COMPANY                        ORGANIZATION                        SERIES---(IF APPLICABLE)
--------------------------------------------------------------------------------------------------------------------------------

Franklin Tax-Free Trust                   Massachusetts Business Trust        Franklin Massachusetts Insured Tax-Free Income Fund
                                                                              Franklin Michigan Insured Tax-Free Income Fund
                                                                              Franklin Minnesota Insured Tax-Free Income Fund
                                                                              Franklin Insured Tax-Free Income Fund
                                                                              Franklin Ohio Insured Tax-Free Income Fund
                                                                              Franklin Puerto Rico Tax-Free Income Fund
                                                                              Franklin Arizona Tax-Free Income Fund
                                                                              Franklin Colorado Tax-Free Income Fund
                                                                              Franklin Georgia Tax-Free Income Fund
                                                                              Franklin Pennsylvania Tax-Free Income Fund
                                                                              Franklin High Yield Tax-Free Income Fund
                                                                              Franklin Missouri Tax-Free Income Fund
                                                                              Franklin Oregon Tax-Free Income Fund
                                                                              Franklin Texas Tax-Free Income Fund
                                                                              Franklin Virginia Tax-Free Income Fund
                                                                              Franklin Alabama Tax-Free Income Fund
                                                                              Franklin Florida Tax-Free Income Fund
                                                                              Franklin Connecticut Tax-Free Income Fund
                                                                              Franklin Indiana Tax-Free Income Fund
                                                                              Franklin Louisiana Tax-Free Income Fund
                                                                              Franklin Maryland Tax-Free Income Fund
                                                                              Franklin North Carolina Tax-Free Income Fund
                                                                              Franklin New Jersey Tax-Free Income Fund
                                                                              Franklin Kentucky Tax-Free Income Fund
                                                                              Franklin Federal Intermediate-Term Tax-Free Income
                                                                               Fund
                                                                              Franklin Arizona Insured Tax-Free Income Fund
                                                                              Franklin Florida Insured Tax-Free Income fund
                                                                              Franklin Michigan Tax-Free Income Fund

----------------------------------------- ----------------------------------- ------------------------------------------------
INVESTMENT COMPANY                        ORGANIZATION                        SERIES ---(IF APPLICABLE)
------------------------------------------------------------------------------------------------------------------------------
Franklin Templeton Fund Allocator Series  Delaware Business Trust             Franklin Templeton Conservative Target Fund
                                                                              Franklin Templeton Moderate Target Fund
                                                                              Franklin Templeton Growth Target Fund

Franklin Templeton Global Trust           Delaware Business Trust             Franklin Templeton German Government Bond Fund
                                                                              Franklin Templeton Global Currency Fund
                                                                              Franklin Templeton Hard Currency Fund
                                                                              Franklin Templeton High Income Currency Fund

Franklin Templeton International Trust    Delaware Business Trust             Templeton Pacific Growth Fund
                                                                              Templeton Foreign Smaller Companies Fund

Franklin Templeton Money Fund Trust       Delaware Business Trust             Franklin Templeton Money Fund II

Franklin Value Investors Trust            Massachusetts Business Trust        Franklin Balance Sheet Investment Fund
                                                                              Franklin MicroCap Value Fund
                                                                              Franklin Value Fund

Franklin Valuemark Funds                  Massachusetts Business Trust        Money Market Fund
                                                                              Growth and Income Fund
                                                                              Natural Resources Securities Fund
                                                                              Real Estate Securities Fund
                                                                              Global Utilities Securities Fund
                                                                              High Income Fund
                                                                              Templeton Global Income Securities Fund
                                                                              Income Securities Fund
                                                                              U.S. Government Securities Fund
                                                                              Zero Coupon Fund - 2000
                                                                              Zero Coupon Fund - 2005
                                                                              Zero Coupon Fund - 2010
                                                                              Rising Dividends Fund

----------------------------------------- ----------------------------------- --------------------------------------------------
INVESTMENT COMPANY                        ORGANIZATION                        SERIES ---(IF APPLICABLE)
--------------------------------------------------------------------------------------------------------------------------------
Franklin Valuemark Funds  (cont.)         Massachusetts Business Trust        Templeton Pacific Growth Fund
                                                                              Templeton International Equity Fund
                                                                              Templeton Developing Markets Equity Fund
                                                                              Templeton Global Growth Fund
                                                                              Templeton Global Asset Allocation Fund
                                                                              Small Cap Fund
                                                                              Capital Growth Fund
                                                                              Templeton International Smaller Companies Fund
                                                                              Mutual Discovery Securities Fund
                                                                              Mutual Shares Securities Fund
                                                                              Global Health Care Securities Fund
                                                                              Value Securities Fund

----------------------------------------- ----------------------------------- -------------------------------------------------
Institutional Fiduciary Trust             Massachusetts Business Trust        Money Market Portfolio
                                                                              Franklin U.S. Government Securities Money Market
                                                                               Portfolio
                                                                              Franklin U.S. Treasury Money Market Portfolio
                                                                              Franklin Institutional Adjustable U.S. Government
                                                                               Securities Fund
                                                                              Franklin Institutional Adjustable Rate Securities
                                                                               Fund
                                                                              Franklin U.S. Government Agency Money Market Fund
                                                                              Franklin Cash Reserves Fund

The Money Market Portfolios               Delaware Business Trust             The Money Market Portfolio
                                                                              The U.S. Government Securities Money Market Portfolio

Templeton Variable Products Series Fund                                       Mutual Shares Investments Fund
                                                                              Mutual Discovery Investments Fund

----------------------------------------- ----------------------------------- -------------------------------------------------
INVESTMENT COMPANY                        ORGANIZATION                                              SERIES---(IF APPLICABLE)
----------------------------------------- ----------------------------------- -------------------------------------------------

CLOSED END FUNDS:

Franklin Multi-Income Trust               Massachusetts Business Trust

Franklin Principal Maturity Trust         Massachusetts Business Trust

Franklin Universal Trust                  Massachusetts Business Trust

Franklin Floating Rate Trust              Delaware Business Trust

----------------------------------------- ----------------------------------- -------------------------------------------------
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